PARAVANT INC.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS

Pro Forma Consolidated Financial Information

Pro Forma Consolidated Balance Sheet as of September 30, 1998

Pro Forma Consolidated Income Statement for the Year Ended September 30, 1998

Notes and Management's Assumptions to Pro Forma Consolidated Financial
Statements




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                                  PARAVANT INC.

                  Pro Forma Consolidated Financial Information

The following pro forma consolidated financial information with respect to Paravant Inc. ("Company") gives effect to the acquisition, and is based on estimates and assumptions set forth below in the notes to such information which include pro forma adjustments. This unaudited pro forma consolidated financial information has been prepared utilizing the historical financial statements of the Company and the historical combined financial statements of EDL and STL (collectively "EDL") and should be read in conjunction with the accompanying notes to the pro forma financial information. The pro forma consolidated financial information is based on the purchase method of accounting for the acquisition. The pro forma consolidated balance sheet and income statement assume that the acquisition occurred on September 30, 1998 and October 1, 1997, respectively.

This pro forma consolidated financial information does not purport to be indicative of the results which actually would have occurred had the acquisition been effected on the dates indicated.




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                                  Paravant Inc.
                      Pro Forma Consolidated Balance Sheet
                               September 30, 1998

                                                                                                     Pro forma
                                             Company             EDL            Pro forma          September 30,
                 Assets                     historical       historical        adjustments             1998
   ------------------------------------    -------------     ------------     --------------      ----------------
   Current assets:
      Cash and cash equivalents         $     1,187,788        8,712,054         (7,862,054) (a)       2,037,788
      Accounts receivable                     4,181,193        1,684,403         (1,389,613) (a)       4,475,983
      Costs and estimated earnings in
        excess of billings on
        uncompleted contracts                        --        4,868,433         (3,431,877) (a)       1,436,556
      Note receivable                           750,000               --                                 750,000
      Inventory                               3,160,572          216,146                               3,376,718
      Prepaid expenses and other                119,555            8,375                                 127,930
        assets
      Deferred income taxes                     482,620           67,143            (67,143) (a)         482,620
                                           -------------     ------------     --------------      ----------------
          Total current assets                9,881,728       15,556,554        (12,750,687)          12,687,595

   Property and equipment, net                1,239,179          433,486                               1,672,665
   Demonstration pool and custom molds          252,870               --                                 252,870
   Intangible assets, net                        63,875               --         5,867,250   (d)       5,931,125
   Employee note receivable                     215,684               --                                 215,684
   Other assets                               1,042,240            1,660          (576,850)  (b)         467,050
   Goodwill                                          --               --        12,845,222   (d)      12,845,222
   Investment in subsidiary                          --               --        20,232,148   (b)              --
                                                                                   633,897   (c)
                                                                               (20,866,045)  (d)
                                           -------------     ------------     --------------      ----------------
          Total assets                  $    12,695,576       15,991,700         5,384,935            34,072,211
                                           =============     ============     ==============      ================





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                                  Paravant Inc.
                      Pro Forma Consolidated Balance Sheet
                               September 30, 1998


                                                                                                                       Pro forma
                                                             Company            EDL             Pro forma             September 30,
                Liabilities and Equity                      historical       historical        adjustments               1998
--------------------------------------------------------   -------------  ----------------    -----------------      --------------
Current liabilities:
     Note payable                                        $         --           225,000                                  225,000
     Accounts payable                                         380,696           347,310          (232,046)(a)            495,960
     Amount due to related party                                   --                --           222,647 (a)            222,647
     Accrued payroll and other liabilities                  1,683,756         1,103,127          (628,109)(a)          2,389,072
                                                                                                  230,298 (b)
     Current maturities of long-term debt                       9,147                --                --                  9,147
     Current maturities of capital lease obligations           63,670                --                --                 63,670
     Billings in excess of costs and estimated
          earnings on uncompleted contracts                        --            78,994           (29,483)(a)             49,511
     Reserve for losses on contracts in process                    --           425,235          (425,235)(a)                 --
     Income taxes payable                                      88,414         1,392,167        (1,392,167)(a)            722,311
                                                                                                  633,897 (c)
                                                          ------------      -----------       ------------            -----------
                  Total current liabilities                 2,225,683         3,571,833        (1,620,198)             4,177,318
     Notes payable                                                 --                --         4,800,000 (b)         13,500,000
                                                                                                8,700,000 (b)
     Capital lease obligations,
          less current maturities                              27,071                --                                   27,071
     Deferred income taxes                                    207,067            20,036           (20,036)(a)            207,067
                                                          ------------      -----------       ------------            -----------
                  Total liabilities                         2,459,821         3,591,869        11,859,766             17,911,456
                                                          ------------      -----------       ------------            -----------
Stockholders' equity:
     Common stock                                             125,159           692,545            59,250 (b)            184,409
                                                                                                  (77,682)(a)
                                                                                                 (614,863)(d)
     Additional paid-in capital                             5,628,649                 0         5,865,750 (b)         11,494,399
     Retained earnings                                      4,481,947        12,115,397        (1,946,821)(d)          4,481,947
                                                                                              (10,168,576)(a)
     Treasury stock                                                --          (408,111)          408,111 (d)                 --
                                                          ------------      -----------       ------------            -----------
                  Total stockholders' equity               10,235,755        12,399,831        (6,474,831)            16,160,755
                                                          ------------      -----------       ------------            -----------
     Total liabilities and stockholders' equity          $ 12,695,576        15,991,700         5,384,935             34,072,211
                                                          ============      ===========       ============            ===========







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                                          Paravant Inc.
                             Pro Forma Consolidated Income Statement
                              For the year ended September 30, 1998

                                            Company           EDL           Pro forma          Pro forma
                                          historical       historical      adjustments           1998
                                         --------------  ---------------  ---------------    --------------
Contract revenues                      $   15,507,727       35,744,176              --         51,251,903
                                                                                    --
Cost of contract revenues                   7,606,874       13,734,406              --         21,341,280
                                         --------------  ---------------  ---------------    --------------

        Gross profit                        7,900,853       22,009,770              --         29,910,623

General and administrative expenses         5,798,850        4,344,957       1,974,787   (a)   12,118,594
                                         --------------  ---------------  ---------------    --------------

       Income from operations               2,102,003       17,664,813      (1,974,787)        17,792,029

Other income (expense), net                   107,632          352,968      (1,123,500)  (b)     (662,900)
                                         --------------  ---------------  ---------------    --------------

       Income before income taxes           2,209,635       18,017,781      (3,098,287)        17,129,129

Income tax expense                           (750,038)      (5,385,590)     (1,638,801)  (c)   (6,752,820)
                                                                               438,165   (b)
                                                                               583,444   (a)
                                         --------------  ---------------  ---------------    --------------

       Net income                     $     1,459,597       12,632,191      (3,715,479)        10,376,309
                                         ==============  ===============  ===============    ==============

Basic earnings per share              $           .18                                                 .86
                                         ==============                                      ==============

Diluted earnings per share            $           .14                                                 .72
                                         ==============                                      ==============

Weighted average number of common
    shares outstanding                      8,174,111                        3,950,000   (d)   12,124,111

Plus incremental shares from assumed
    conversion of stock options and
    warrants                                2,277,297                                           2,277,297
                                         --------------                   ---------------    --------------

Weighted average number of common
    shares and dilutive potential
    common shares outstanding              10,451,408                        3,950,000   (d)   14,401,408
                                         ==============                   ===============    ==============






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                                  PARAVANT INC.

                      Notes and Management's Assumptions to

                   Pro Forma Consolidated Financial Statements

(1)   Basis of Presentation

      The pro forma consolidated balance sheet as of September 30, 1998 and the pro forma consolidated income statement for the year then ended have been prepared to reflect the pro forma effect of the acquisition. These pro forma consolidated financial statements have been prepared utilizing the historical financial statements of the Company and the historical combined financial statements of EDL and STL (collectively "EDL") and should be read in conjunction with the historical financial statements and accompanying notes of the Company and EDL. The pro forma consolidated balance sheet was prepared as if the acquisition occurred on September 30, 1998 and the pro forma consolidated income statement was prepared as if the acquisition occurred on October 1, 1997. The pro forma information is not necessarily indicative of the consolidated operating results which would have occurred if the acquisition had been consummated as of September 30, 1998 and October 1, 1997, respectively, nor does it purport to represent the future financial position or results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the acquisition have been made.

(2)   Method of Accounting

      Assets acquired, liabilities assumed and costs incurred in connection with the acquisition are recorded using the purchase method of accounting. The amounts allocated to the assets acquired and liabilities assumed are based on management's estimate of their fair values with the excess of purchase price over fair value of net assets allocated to goodwill.

      All significant intercompany balances and transactions between the Company and EDL have been eliminated in the pro forma consolidated financial statements.

(3)   Adjustments to Pro Forma Consolidated Balance Sheet

      The following describes the pro forma adjustments made to arrive at the pro forma consolidated balance sheet as of September 30, 1998 as if the acquisition was consummated on such date.

      (a) Represents the distribution of the excluded assets of STL, which consists of certain STL cash, STL accounts receivable, STL unbilled receivables and STL current liabilities.

      (b) Represents consideration paid through issuance of 3,950,000 shares of common stock at the estimated share price of $1.50, payment of $8,700,000 in cash, funded through borrowings under the Company's line of credit, and issuance of $4,800,000 in promissory notes. The Company's investment in EDL also includes $576,850 of transaction costs previously recorded in other assets and accrual of $230,298 of estimated additional transaction costs.

      (c) Represents accrual of $633,897 built in gains tax resulting from the distribution of STL shares to EDL shareholders.

                                                                     (Continued)




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                                       -2-

                                  PARAVANT INC.

                      Notes and Management's Assumptions to

                   Pro Forma Consolidated Financial Statements

      (d) Represents allocation of purchase price to tangible assets acquired, goodwill and non-competition agreements and the elimination of Paravant's investment in EDL.


(4)   Adjustments to Pro Forma Consolidated Income Statement

      The following describes the pro forma adjustments included in the pro forma consolidated income statement for the year ended September 30, 1998 as if the acquisition was consummated as of October 1, 1997.

      (a) Represents amortization of goodwill over a 10 year period and intangible non-competition agreements over an 8.5 year period and the related income tax benefit of deducting amortization of goodwill and non-competition agreements associated with STL only.

      (b) Represents interest expense incurred in connection with promissory notes issued and additional draws on the Company's line of credit in connection with financing the acquisition and the related income tax benefit of deducting interest expense. Interest on the promissory notes and line of credit has been calculated using interest rates of 8.0% and 8.5%, respectively.

      (c) Represents additional income tax incurred as a result of EDL changing from an S corporation to a C corporation.

      (d) Represents issuance of 3,950,000 shares of common stock upon consummation of the acquisition.

      There were no pro forma adjustments in the pro forma consolidated income statement for the year ended September 30, 1998 resulting from working capital items excluded from the acquisition. STL historically has distributed substantially all of its earnings in the form of dividends.